                                                                   Exhibit 99.42
                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1994-5

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 5-A1 ....   $   11.73097723             Class 5-A14 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A2 ....   $   11.73097731             Class 5-A15 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A3 ....   $   11.73097816             Class 5-A16 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A4 ....   $   11.73097729             Class 5-A17 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A5 ....      $-0.00000033             Class 5-M .....   $    1.09609562
                  ---------------                               ---------------
Class 5-A6 ....   $    0.00000000             Class 5-B1 ....   $    1.09609551
                  ---------------                               ---------------
Class 5-A7 ....   $    0.00000000             Class 5-B2 ....   $    1.09609478
                  ---------------                               ---------------
Class 5-A8 ....   $    0.00000000             Class 5-B3 ....   $    1.09609657
                  ---------------                               ---------------
Class 5-A9 ....   $    0.00000000             Class 5-B4 ....   $    1.09609610
                  ---------------                               ---------------
Class 5-A10 ...   $    0.56301346             Class 5-B5 ....   $    0.87253814
                  ---------------                               ---------------
Class 5-A11 ...   $    0.00000000             Class 5-R .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A12 ...   $    0.00000000             Class 5-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A13 ...   $    0.00000000
                  ---------------

     Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03
     (b) or 3.16, respectively, and any amounts deposited

     pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section
     2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 5-A1 ....   $    8.30642874             Class 5-A14 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A2 ....   $    8.30642879             Class 5-A15 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A3 ....   $    8.30642940             Class 5-A16 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A4 ....   $    8.30642878             Class 5-A17 ...   $    0.00000000
                  ---------------                               ---------------
Class 5-A5 ....   $   -0.00000023             Class 5-M .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A6 ....   $    0.00000000             Class 5-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A7 ....   $    0.00000000             Class 5-B2 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A8 ....   $    0.00000000             Class 5-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A9 ....   $    0.00000000             Class 5-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A10 ...   $    0.39865657             Class 5-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A11 ...   $    0.00000000             Class 5-R .....   $    0.00000000
                  ---------------                               ---------------
Class 5-A12 ...   $    0.00000000             Class 5-RL ....   $    0.00000000
                  ---------------                               ---------------
Class 5-A13 ...   $    0.00000000
                  ---------------

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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 5-A1 ....        3.04627138             Class 5-A15 ...        7.38225937
                  ---------------                               ---------------
Class 5-A2 ....        2.83537577             Class 5-A16 ...        5.35755701
                  ---------------                               ---------------
Class 5-A3 ....        4.68657188             Class 5-A17 ...        5.53120878
                  ---------------                               ---------------
Class 5-A4 ....        3.04627141             Class 5-A18 ...        2.64492869
                  ---------------                               ---------------
Class 5-A5 ....        2.77466450             Class 5-M .....        5.21377773
                  ---------------                               ---------------
Class 5-A6 ....        4.57413287             Class 5-B1 ....        5.21377707
                  ---------------                               ---------------
Class 5-A7 ....        4.88600539             Class 5-B2 ....        5.21375392
                  ---------------                               ---------------
Class 5-A8 ....        5.40579380             Class 5-B3 ....        5.21372293
                  ---------------                               ---------------

Class 5-A9 ....        5.40579345             Class 5-B4 ....        5.21361205
                  ---------------                               ---------------
Class 5-A10 ...        5.27050686             Class 5-B5 ....        4.15033956
                  ---------------                               ---------------
Class 5-A11 ...        5.22470883             Class 5-S .....        0.35238594
                  ---------------                               ---------------
Class 5-A12 ...        5.40579362             Class 5-R .....        0.00000000
                  ---------------                               ---------------
Class 5-A13 ...        5.02822264             Class 5-RL ....        0.00000000
                  ---------------                               ---------------
Class 5-A14 ...        3.90852739
                  ---------------

    (iii) The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.16571198
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     iv)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $434,467,911.29
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,407
                                                                ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution
          Date:

                                        Class Certificate          Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------

                    Class 5-A1 ....      $ 26,685,056.88               551.79
                                         ---------------      ---------------
                    Class 5-A2 ....      $ 18,868,968.88               551.79
                                         ---------------      ---------------
                    Class 5-A3 ....      $  2,425,663.39               551.79
                                         ---------------      ---------------
                    Class 5-A4 ....      $ 25,514,712.51               551.79
                                         ---------------      ---------------

                    Class 5-A5 ....      $ 21,159,674.49               687.90
                                         ---------------      ---------------
                    Class 5-A6 ....      $ 36,307,334.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A7 ....      $ 18,153,666.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A8 ....      $ 23,211,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A9 ....      $ 19,037,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A10 ...      $ 37,276,082.56               974.41
                                         ---------------      ---------------
                    Class 5-A11 ...      $ 55,533,254.58               966.50
                                         ---------------      ---------------
                    Class 5-A12 ...      $ 81,809,000.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A13 ...      $ 22,834,970.89               905.77
                                         ---------------      ---------------

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                                        Class Certificate          Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------

                    Class 5-A14 ...      $  7,151,612.11               905.77
                                         ---------------      ---------------
                    Class 5-A15 ...      $  1,631,070.40               905.77
                                         ---------------      ---------------
                    Class 5-A16 ...      $  5,564,721.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A17 ...      $  2,140,279.00             1,000.00
                                         ---------------      ---------------
                    Class 5-A18 ...      $ 23,524,967.99               906.13
                                         ---------------      ---------------
                    Class 5-M .....      $ 12,319,298.67               963.38
                                         ---------------      ---------------
                    Class 5-B1 ....      $  7,391,381.31               963.38
                                         ---------------      ---------------
                    Class 5-B2 ....      $  4,927,587.86               963.38
                                         ---------------      ---------------
                    Class 5-B3 ....      $  2,217,414.86               963.38
                                         ---------------      ---------------
                    Class 5-B4 ....      $    739,138.62               963.38
                                         ---------------      ---------------
                    Class 5-B5 ....      $  1,569,023.28               766.89
                                         ---------------      ---------------
                    Class 5-S .....      $434,467,911.29               849.42
                                         ---------------      ---------------
                    Class 5-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 5-RL ....      $          0.00                 0.00
                                         ---------------      ---------------


     vi)  The Pay-out Rate applicable to each class of
          Certificates:

Class 5-A1 ....        6.48695214%            Class 5-A15 ...        9.78032830%
                  ---------------                               ---------------
Class 5-A2 ....        6.03785569%            Class 5-A16 ...        6.42906841%
                  ---------------                               ---------------
Class 5-A3 ....        9.97992772%            Class 5-A17 ...        6.63745054%
                  ---------------                               ---------------
Class 5-A4 ....        6.48695230%            Class 5-A18 ...        3.50270759%
                  ---------------                               ---------------
Class 5-A5 ....        4.84026425%            Class 5-M .....        6.48695276%
                  ---------------                               ---------------
Class 5-A6 ....        5.48895945%            Class 5-B1 ....        6.48695195%
                  ---------------                               ---------------
Class 5-A7 ....        5.86320647%            Class 5-B2 ....        6.48692315%
                  ---------------                               ---------------
Class 5-A8 ....        6.48695257%            Class 5-B3 ....        6.48688463%
                  ---------------                               ---------------
Class 5-A9 ....        6.48695215%            Class 5-B4 ....        6.48674657%
                  ---------------                               ---------------
Class 5-A10 ...        6.48695235%            Class 5-B5 ....        6.48689406%
                  ---------------                               ---------------
Class 5-A11 ...        6.48695249%            Class 5-S .....        0.49597943%
                  ---------------                               ---------------
Class 5-A12 ...        6.48695234%            Class 5-R .....        0.00000000%
                  ---------------                               ---------------
Class 5-A13 ...        6.66160131%            Class 5-RL ....        0.00000000%
                  ---------------                               ---------------
Class 5-A14 ...        5.17818185%
                  ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $          0.00
                                                                ---------------
          unpaid principal balance .........................    $          0.00
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

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    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days

             Number                15       Principal Balance   $  4,450,870.75
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 2       Principal Balance   $    745,543.66
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 5       Principal Balance   $  1,446,806.54
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) Certificate Interest Rates of the following classes applicable to the Interest Accrual Period for such Distribution Date;

Class A7 Certificates..      5.87500000%  Class A16 Certificates     6.44200000%
                        ---------------                         ---------------
Class A13 Certificate..      6.67500000%  Class A17 Certificates     6.65080000%
                        ---------------                         ---------------
Class A14 Certificates.      5.18859626%  Class A18A Certificates    2.62500000%
                        ---------------                         ---------------
Class A15 Certificates.      9.80000000%  Class S Certificates..     0.54166632%
                        ---------------                         ---------------

          Certificate Interest Rates of the following classes applicable to the current Interest Accrual
          Period;

Class A7 Certificates.....   6.18750000%  Class A16 Certificates.... 6.42100000%
                        ---------------                         ---------------
Class A13 Certificate.....   6.98750000%  Class A17 Certificates.... 6.70540000%
                        ---------------                         ---------------
Class A14 Certificates....   4.19078923%  Class A18A Certificates... 2.31250000%
                        ---------------                         ---------------
Class A15 Certificates....   9.80000000%
                        ---------------

     xi)  The Senior Percentage for such Distribution Date;           93.304741%
                                                                ---------------

          The Junior Percentage for such Distribution Date;            6.695259%
                                                                ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------


          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------